UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 14, 2008


                              IMMERSION CORPORATION
             (Exact name of registrant as specified in its charter)

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        Delaware                      000-27969                  94-3180138
(State or other jurisdiction    (Commission File Number)       (IRS Employer
    of incorporation)                                        Identification No.)

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                                  801 Fox Lane
                           San Jose, California 95131
               (Address of principal executive offices) (Zip Code)

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       Registrant's telephone number, including area code: (408) 467-1900


                                 Not Applicable
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Item 5.02     Departure of Directors or Certain Officers; Election of Directors;
Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

         (c) On July 14, 2008, Richard Vogel, Senior Vice President and General Manager of Immersion Medical, Inc., resigned from his employment with Immersion Medical, Inc., a wholly owned subsidiary of Immersion Corporation. Mr. Vogel will be entitled to receive the separation benefits set forth in Immersion's form of Retention and Ownership Change Event Agreement as previously disclosed in Immersion's Current Report on Form 8-K filed with the Securities and Exchange Commission on June 15, 2007.
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         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        IMMERSION CORPORATION


Date: July 14, 2008                     By: /s/ Stephen M. Ambler
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                                            Stephen M. Ambler
                                            Chief Financial Officer and Vice
                                            President, Finance